DELAWARE GROUP ADVISER FUNDS

Delaware U.S. Growth Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated February 28, 2007

The following replaces the information in the section entitled, "Portfolio Managers - Ownership of Securities" in the Fund's Statement of Additional Information.

As of September 30, 2007, the portfolio managers of Delaware U.S. Growth Fund and certain key personnel supporting the portfolio managers had invested collectively in excess of $15 million in the suite of products they manage, including $4,412,985 in Delaware U.S. Growth Fund.

This Supplement is dated October 19, 2007.